UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

PERF-GO GREEN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-141054	20-3079717
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

645 Fifth Avenue, New York, New York 10022

(Address of principal executive offices) (zip code)

  (212) 848-0253

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 29, 2008, Perf-Go Green Holdings, Inc. (the "Registrant") issued a press release providing a business update on its activities since May 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

None.

(b)  Pro forma financial information.

None.

(c)  Exhibits

99.1  Press Release dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perf-Go Green Holdings, Inc.

July 30, 2008	By:	/s/ Anthony Tracy
Anthony Tracy
President

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